Bonds Payable	12 Months Ended
Dec. 31, 2020
Text Block 1 [Abstract]
Bonds Payable
18	BONDS PAYABLE
As at 31 December 2020, all bonds payable were the bonds for capital replenishment (the “Bond”) with a total carrying value of RMB34,992 million (as at 31 December 2019: RMB34,990 million), and the fair value of RMB35,602 million (as at 31 December 2019: RMB35,551 million). The fair value of the Bond was classified as level 2 in the fair value hierarchy. The following table presents the par value of the bonds payable:

Issue date	Maturity date	Interest rate p.a.	As at 31 December 2020 RMB million	As at 31 December 2019 RMB million
22 March 2019	22 March 2029	4.28%	35,000	35,000

Total			35,000	35,000

The fair value of bonds payable is based on the valuation results of China Central Depository & Clearing Co., Ltd.
On 20 March 2019, the Company issued a bond in the national inter-bank bond market at a principal amount of RMB35 billion, and completed the issuance on 22 March 2019. The bond has a
10-year
maturity and a fixed coupon rate of 4.28% per annum. The Company has a conditional right to redeem the bonds at the end of the fifth year. If the Company does not redeem the bonds at the end of the fifth year, the coupon rate per annum for the remaining 5 years will be raised to 5.28%.
Bonds payable are measured at amortised cost as described in Note 2.15.